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                                                                   EXHIBIT 10.17

                                   EXHIBIT C

                            REGISTRATION AGREEMENT

     This Agreement is made as of October __, 1986, by and among Integrated Medical Systems, Inc., a Colorado corporation (the "Company") and
_________________________________________________ ("Purchaser").

     Purchaser and the Company are parties to a Series B Preferred Stock Purchase Agreement of even date ("Purchase Agreement") under which Purchaser has agreed to purchase __________ shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock"). In order to induce Purchaser to purchase the Series B Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

     The Company has or is preparing to enter into agreements substantially identical to this Agreement with the other purchasers of its Series B Preferred Stock named in the Schedule of Purchasers attached as Exhibit A to the Purchase Agreement.

     The Parties hereto agree as follows:

     1.   Definitions.  As used herein, the following terms shall have the
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following respective meanings:

          1.1  "Act" shall mean the Securities Act of 1933, as amended, or any
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similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          1.2  "Commission" shall mean the Securities and Exchange Commission or
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any other federal agency at the time administering the Act.

          1.3  "Registrable Securities" shall mean the shares of Common Stock
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issued or issuable upon the conversion of the Series B Preferred Stock (the
"Conversion Shares") as well as the 250,000 shares of Common Stock sold to Squibb Corporation on July 30, 1985.

     2.   Demand Registration.  If at any time after the Company's initial
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public offering or July 31, 1988, whichever occurs first, the Company shall be advised by the holders of a majority of the Conversion Shares that those holders wish to register Registrable Securities, the Company shall promptly giver written notice of such proposed registration to all holders of Registrable Securities. Thereupon, the Company shall, as

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expeditiously as possible, use its best efforts to effect the registration on
Form S-1 or on a form of general use then in effect under the Act of the shares of Registrable Securities that the Company has been requested to register (i) in such request and (ii) in any response to such notice given to the Company within 20 days after the Company's giving of such notice, in order to permit the sale or other disposition of such shares in accordance with the intended method of sale or other disposition given in the request and in any such response.

          The right granted by this Paragraph 2 may be exercised on two occasions only and may not be exercised during the first six months after the effective date of any registration statement filed by the Company. If a registration statement filed by the Company under this Paragraph 2 fails to be declared effective by the Commission for any reason (with the exception of a decision by the holders to withdraw said registration statement), such requested registration shall not count for purposes of the limitations set forth above.

     3.   "Piggyback" Registrations.  If at any time the Company proposes to
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register any of its securities under the Act (other than pursuant to a demand registration referred to in Paragraph 2 hereof) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), it shall each such time give written notice to all holders of Registrable Securities of its intention to do so and, upon the written request of the holders of any Registrable Securities to register such Registrable Securities, given within 20 days after the Company's giving of such notice (which request shall state the intended method of disposition of such Registrable Securities by the prospective seller or sellers), the Company shall use its best efforts to cause the Registrable Securities, as to which registration shall have been so requested, to be included in the shares of Common Stock to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition (in accordance with the written request of the holders, as aforesaid) by the prospective seller or sellers of such Registrable Securities so registered. Notwithstanding any other provision of this Paragraph 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of the Registrable Securities from such registration and underwriting. Any such exclusion of Registrable Securities will be pro rata among the holders of Registrable Securities that have requested registration. In the event that any registration pursuant to this Paragraph 3 shall be, in whole or in part, a firm commitment underwritten offering of the Company's Securities, any request by such holders pursuant to this Paragraph 3 to register Registrable Securities must specify that such shares are to be included in the underwriting (i) on the same terms and conditions as the shares of Common Stock, if any,

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otherwise being sold through underwriters under such registration, or (ii) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Common Stock, other than Registrable Securities, are being sold through underwriters under such registration.

     4.   Expenses.  All expenses incurred by the Company in complying with
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Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses are hereinafter called Registration Expenses; and all underwriting discounts and selling commissions applicable to the sales are hereinafter called Selling Expenses. The Company shall pay all Registration Expenses in connection with one demand registration pursuant to Section 2. All Selling Expenses in connection with that demand registration and all Registration Expenses and Selling Expenses in connection with the second demand registration pursuant to Section 2, shall be borne by the Company and the selling stockholders pro rata in proportion to the Securities covered thereby being sold by them. Each selling stockholder shall bear the fees and costs of its own counsel.

     5.   Indemnification.  In the event of a registration of any of the
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Registrable Securities under the Act pursuant to Paragraphs 2 or 3 hereof, the
Company shall hold harmless the seller of such Registrable Securities and each underwriter of such Registrable Securities and each other person, if any, who controls such seller or underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, the Company shall reimburse such seller and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; and provided, further, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any

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preliminary prospectus that did not appear in the final prospectus, the Company shall not have any liability with respect thereto to (i) the seller or any person who controls such seller within the meaning of Section 15 of the Act, if the seller delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to delivery a copy of the final prospectus, as amended or supplemented if it was amended or supplemented, to such person at or prior to the written confirmation of the sale to such person, or (ii) any underwriter or any person who controls such underwriter within the meaning of Section 15 of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it was amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

          In the event of any registration of any of the Registrable Securities under the Act pursuant to Paragraphs 2 and 3 hereof, each seller of such Registrable Securities, severally and not jointly, shall indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the mean of Section 15 of the Act, against any and all such losses, claims, damages or liabilities referred to in the first paragraph of this Paragraph 5, if the statement, alleged statement, omission or alleged omission with respect to which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, prospectus, amendment or supplement thereto; provided, however, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission in any preliminary prospectus that did not appear in the final prospectus, such seller shall not have any such liability with respect thereto to (i) the Company, any person who controls the Company within the meaning of
Section 15 of the Act, any officer of the Company who signed the registration statement or any director of the Company, if the Company delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it was amended or supplemented, to such person at or prior to the written confirmation of the sale to such person, or (ii) any underwriter or any person controlling such underwriter within the meaning of Section 15 of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or

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supplemented if it was amended or supplemented, to such person at or prior to the written confirmation of the sale to such person; provided, however, that the liability of each seller hereunder shall be limited to the proportion of any such losses, claims, damages or liabilities which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold hereunder, but not to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

     6.   Termination.  All rights and obligations created by the Agreement
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shall terminate four years following the effective date of the Company's initial registered public offering.

     7.   Miscellaneous

          (a)  No Inconsistent Agreements.  The Company will not hereafter
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enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

          (b)  Remedies.  Any party having rights under any provision of this
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Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          (c)  Amendments and Waivers.  Except as otherwise provided herein, the
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provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of holders of at least 51% of the Conversion Shares.

          (d)  Successors and Assigns.  All covenants and agreements in this
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Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (e)  Incorporation of Purchase Agreement Provisions.  The paragraphs
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entitled "Severability," "Counterparts," "Titles and Subtitles," "Notices" and
"Governing Law" of the Purchase Agreement are hereby incorporated in this Agreement by reference and made a part hereof.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



COMPANY:                                PURCHASER:

INTEGRATED MEDICAL SYSTEMS, INC.



By _____________________________        __________________________________

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